================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2000

                               ------------------

                             SLM HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                                       52-2013874
     (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                        Identification No.)

 11600 SALLIE MAE DRIVE, RESTON, VIRGINIA                         20193
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (703) 810-3000

================================================================================

ITEM 5. OTHER EVENTS

On June 15, 2000, the Registrant entered into a definitive purchase agreement with USA Group, Inc. ("USA Group"), USA Group Loan Services, Inc. ("Loan Services"), and USA Group Guarantee Services, Inc. ("Guarantee Services") (USA Group, Loan Services and Guarantee Services, collectively, the "Sellers") to purchase the guarantee servicing, student loan servicing and secondary market operations of the Sellers other than those of the Sellers' affiliates --- USA Group Funds, Inc. and Secondary Market Services - Hawaii.

The transaction is expected to close in the third quarter of 2000, subject to regulatory approvals.

A copy of the press release issued by the Registrant is attached hereto as
Exhibit 99 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits.

     99   Press Release of the Registrant, dated June 15, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2000                      SLM HOLDING CORPORATION



                                         By:  /s/ John F. Remondi
                                              -------------------------------
                                              John F. Remondi
                                              Senior Vice President - Finance
                                              (Principal Financial and
                                              Accounting Officer and Duly
                                              Authorized Officer)

                                  EXHIBIT INDEX

Exhibit
Number                                      Description of Document
   99                                       Press Release of the Registrant, dated June 15,
                                            2000.